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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: February 26, 2009


                             SUN RIVER ENERGY, INC.
             (Exact name of registrant as specified in its charter)


              Colorado                                   0-29670                                84-1491159
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-422-8127
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 - Unregistered Sales of Equity Securities.

The Company has issued 400,000 shares of common stock, pursuant to a conversion privilege contained in a promissory note, converting $100,000 of a note balance.

Item 8.01 - Other Events

The company has received a proposal for a venture on a significant portion of its coalbed methane prospect in Northern New Mexico from an independent third party. While the proposed terms did not appear feasible due to structure, the Company has countered with a farmout proposal and is awaiting a response.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                               SUN RIVER ENERGY, INC.

                                         By:      /s/ Redgie Green
                                                  ----------------
                                                      Redgie Green, President


Date:  February 26, 2009